                                  SCHEDULE 14A

                                 PROXY STATEMENT
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
                                                 Commission Only (as Permitted
                                                 by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         TEXAS CAPITAL BANCSHARES, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                                                                         ------

     (2)  Aggregate number of securities to which transaction applies:
                                                                      ---------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                    -----------

     (4)  Proposed maximum aggregate value of transaction:
                                                          ---------------------

     (5)  Total fee paid:
                         ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                 ----------------------------------------------

     (2)  Form, Schedule or Registration Statement No:
                                                      -------------------------

     (3)  Filing Party:
                       --------------------------------------------------------

     (4)  Date Filed:
                     ----------------------------------------------------------

                         TEXAS CAPITAL BANCSHARES, INC.
                              2100 McKinney Avenue
                                    9th Floor
                               Dallas, Texas 75201

                                                                  April 10, 2001

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Texas Capital Bancshares, Inc., a Delaware corporation and the holding company for Texas Capital Bank, National Association. The annual meeting will be on May 10, 2001 at 5:00 p.m. in the offices of Texas Capital Bank, National Association at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Certain directors and officers will be present at the annual meeting and will be available to respond to any questions you may have.

         We urge you to review carefully the accompanying materials and return the enclosed proxy card promptly. Please sign, date and return the enclosed proxy card without delay. If you attend the annual meeting, you may vote in person even if you have previously mailed a proxy.

         On behalf of the board of directors and all the employees of TCBI and its operating entities, I wish to thank you for your continued support.

                                        Sincerely,

                                        /s/ JOSEPH M. GRANT

                                        Joseph M. Grant
                                        Chairman and Chief Executive Officer

                         TEXAS CAPITAL BANCSHARES, INC.
                              2100 McKinney Avenue
                                    9th Floor
                               Dallas, Texas 75201


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Texas Capital Bancshares, Inc., a Delaware corporation and the holding company for Texas Capital Bank, National Association, will be on Thursday, May 10, 2001, at 5:00 p.m. in the offices of Texas Capital Bank, National Association at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201.

         A proxy statement and proxy card for this annual meeting are enclosed. The annual meeting is for the purpose of considering and voting upon the following matters:

         1. election of thirteen (13) directors for terms of one year each or until their successors are elected and qualified, and

         2. transaction of other business that properly comes before the annual meeting or any postponement or adjournment thereof.

         Information about the matters to be acted upon at the annual meeting is set forth in the accompanying proxy statement. Our board of directors recommends that you vote FOR each of the nominees for director.

         Only those stockholders who owned shares of our voting common stock on April 10, 2001, the record date established by our board of directors, will be entitled to vote at the annual meeting and at any postponements or adjournments thereof. If there are not sufficient votes for a quorum or approval of any of the foregoing proposals at the time of the annual meeting, the board may adjourn or postpone the annual meeting in order to solicit further proxies.

         Stockholders are cordially invited to attend the annual meeting in person. However, to assure your representation at that annual meeting, we urge you to mark, sign, date and return the enclosed proxy. If you attend the annual meeting, you may vote in person even if you have returned a proxy. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder from April 10, 2001 until the annual meeting at the site of the annual meeting. The list will also be available at the annual meeting.

                                    By order of the board of directors,

                                    /s/ LARRY A. MAKEL

                                    Larry A. Makel
                                    Secretary

April 10, 2001
Dallas, Texas

                                 PROXY STATEMENT
                                TABLE OF CONTENTS



MEETING INFORMATION.............................................................................1
RECORD DATE AND VOTING SECURITIES...............................................................1
QUORUM AND VOTING...............................................................................1
SOLICITATION AND VOTING OF PROXIES..............................................................2
ELECTION OF DIRECTORS...........................................................................3
  Nominees......................................................................................3
  Required Vote, Recommendation.................................................................5
OTHER MATTERS...................................................................................5
MEETINGS OF THE BOARD OF DIRECTORS..............................................................5
COMMITTEES OF THE BOARD OF DIRECTORS............................................................6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..................................6
DIRECTORS' COMPENSATION.........................................................................8
EXECUTIVE COMPENSATION..........................................................................8
  Compensation Committee Report on Executive Compensation.......................................8
  Summary Compensation Table...................................................................10
  Fiscal Year-End Option/SAR Values............................................................10
  Compensation and Stock Option Committee Interlocks and Insider Participation.................11
  Indebtedness of Management and Transactions With Certain Related Persons.....................11
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........................................11
INDEPENDENT AUDITORS...........................................................................11
ADDITIONAL INFORMATION.........................................................................11
  Stockholder Nominees for Director for This Annual Meeting....................................11
  Stockholder Proposals For Annual Meeting Held in 2002........................................12
  Annual Report................................................................................12

                         TEXAS CAPITAL BANCSHARES, INC.
                              2100 McKinney Avenue
                                    9th Floor
                               Dallas, Texas 75201


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 ON MAY 10, 2001

                                   ----------


                               MEETING INFORMATION

         This proxy statement is being furnished to Texas Capital Bancshares, Inc. ("TCBI") stockholders on April 10, 2001, in connection with the solicitation of proxies by the board of directors to be voted at the annual meeting of stockholders. The annual meeting will be on May 10, 2001, at 5:00 p.m. in the offices of Texas Capital Bank, National Association (the "Bank") at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201. TCBI is the parent of the Bank.

         The purpose of the annual meeting is to consider and act upon:

         1.       election of thirteen (13) directors,

         2. other matters as may properly come before the annual meeting or any postponements or adjournments thereof.


                        RECORD DATE AND VOTING SECURITIES

         You are entitled to one vote for each share of voting common stock you own. However, you will not be entitled to vote any shares of Series A-1 Nonvoting Common Stock you own.

         Your proxy will be voted in accordance with the directions you specify in the proxy. If you do not provide directions in the proxy but sign the proxy and return it, your proxy will be voted (a) FOR each of the nominees for director named in the proxy statement and (b) in the discretion of the proxy holders, for any other proposals that properly come before the annual meeting.

         Only those stockholders that owned shares of our voting common stock on April 10, 2001, the record date established by the board of directors, will be entitled to vote at the annual meeting. At the close of business on the record date, there were 9,091,020 shares of voting common stock outstanding that are entitled to be voted and are held by 842 stockholders.


                                QUORUM AND VOTING

         In order to have a quorum to transact business at the annual meeting, at least a majority of the total number of issued and outstanding shares of common stock must be present at the annual meeting, in person or by proxy. If there are not sufficient votes for a quorum or to approve any proposal at the time of the annual meeting, the board may postpone or adjourn the annual meeting in order to permit the further solicitation of proxies. Abstentions and broker non-votes will be counted toward a quorum but will not be counted in the votes for each of the proposals presented at the meeting.

                       SOLICITATION AND VOTING OF PROXIES

         It is important that you are represented by proxy or are present in person at the annual meeting. We request that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Your proxy will be voted in accordance with the directions you provide. If you sign, date and return your proxy but do not provide any instructions, your proxy will be voted FOR each of the nominees as directors.

         Other than the matter listed above, we are not aware of any additional matters that will be presented for consideration at the annual meeting. However, if any additional matters are properly brought before the annual meeting, your proxy will be voted in the discretion of the proxy holder.

         You may revoke your proxy at any time prior to its exercise by:

         1. filing a written notice of revocation with the secretary of TCBI,

         2. delivering to TCBI a duly executed proxy bearing a later date, or

         3. attending the annual meeting, filing a notice of revocation with the secretary and voting in person.

         TCBI will pay the costs of this proxy solicitation. The directors, officers and regular employees of TCBI and the Bank may also solicit proxies by telephone or in person but will not be paid additional compensation to do so.

                              ELECTION OF DIRECTORS

         We currently have eleven (11) directors on the board of directors. Directors serve a one-year term or until their successors are elected and qualified. Eleven (11) of the nominees below currently serve as a director and have indicated their willingness to continue to serve as a director if elected. However, if any of the nominees is unable or declines to serve for any reason, your proxy will be voted (unless you specify otherwise) for the election of a substitute nominee selected by the proxy holders.

NOMINEES

         At the annual meeting, the stockholders will elect thirteen (13) directors. The board of directors recommends a vote FOR each of the nominees set forth below:


NAME                             AGE     POSITION
----                             ---     --------
JOSEPH M. (JODY) GRANT            62     Chairman, Chief Executive
                                         Officer and Director

RALEIGH HORTENSTINE III           54     President and Director

GEORGE F. JONES, JR.              57     Director; President and Chief Executive
                                         Officer of Texas Capital Bank, N.A.

JOHN C. GOFF                      45     Director

FREDERICK B. HEGI, JR.            57     Director

JAMES R. HOLLAND, JR.             57     Director

WALTER W. (BO) MCALLISTER III     59     Director

LEE ROY MITCHELL                  64     Director

MARSHALL B. PAYNE                 44     Director

JOHN C. SNYDER                    59     Director

THEODORE H. STRAUSS               76     Director

JAMES R. ERWIN                    56     Nominee for Director

IAN J. TURPIN                     56     Nominee for Director

         JOSEPH M. (JODY) GRANT has served as Chairman and Chief Executive Officer of TCBI since December 1998 and as Chairman and Chief Executive Officer of BankDirect since January 1999. Mr. Grant retired as Executive Vice President and Chief Financial Officer of Electronic Data Systems on March 31, 1998, a position he had held since 1990. Previously, he was chairman and chief executive officer of Texas American Bancshares from 1986 through 1989. Mr. Grant currently serves on the board of directors of Data Return Corporation and Comiskey Kaufman, and is an advisory director of Wingate Partners, Dallas, Texas.

         RALEIGH HORTENSTINE III has served as President of TCBI since March 1999 and as a director of TCBI since June 1999. He served as Executive Vice President of Bank of America, NA in Charlotte, North Carolina from October 1996 to 1998 and as Managing Director from 1982 to October 1996.

         GEORGE F. JONES, JR. has served as a director of TCBI since June 1999 and as President and Chief Executive Officer of the Bank since December 1998. From October 1997 to December 1998, Mr. Jones served as the Chairman of the board of directors of Resource Bank, N.A., a commercial bank acquired by TCBI. From March 1995 to October 1997, he served as Vice President of Mack Financial Group, Inc., a financial investment company. From 1986 to 1993, Mr. Jones served as President and Chief Executive Officer of Northpark Bank, which was acquired by Comerica Bank.

         JOHN C. GOFF is the Managing Principal of Goff Moore Strategic Partners, L.P., a private investment partnership that is currently involved in the management of over $800 million in investments. Goff Moore is the successor to Rainwater, Inc., where Mr. Goff served as senior investment advisor and principal from 1987 to 1994. In 1990, Mr. Goff was responsible for Richard E. Rainwater's foray into real estate, designing the strategy and acquiring the assets that led to the initial public offering of Crescent Real Estate Equities Company ("Crescent") in April 1994. Mr. Goff served as CEO of Crescent until 1997, when he assumed his current role as Vice Chairman. He currently serves as Vice Chairman and CEO of Crescent. Additionally, Mr. Goff serves as Vice Chairman, President and CEO of Crescent Operating, Inc. and also serves on the board of directors of Gainsco, Inc., The Staubach Company, Open Connect Systems, Inc., Broadband Office, Inc. and the National Association of Real Estate Investment Trusts. He is a graduate of the University of Texas at Austin and is a Certified Public Accountant. He has served as a director of TCBI since June 1999.

         FREDERICK B. HEGI, JR. is a founding partner of Wingate Partners (a position he has held since July 1987). Mr. Hegi currently serves as Chairman of the board of directors of United Stationers, Inc., a wholesale distributor of office products; Loomis, Fargo & Co., a provider of armored cars, ATM and related services; Tahoka First Bancorp, Inc. and Cedar Creek Bancshares, Inc. He also serves as Chairman and Chief Executive Officer of Kevco, Inc., a wholesale distributor of building products. Mr. Hegi also currently serves on the board of directors of Lone Star Technologies, Inc., Cattle Resources, Inc. and Pro Parts Xpress, Inc. He has been a director of TCBI since June 1999.

         JAMES R. HOLLAND, JR. has served as the President and Chief Executive Officer of Unity Hunt, Inc. since 1991 and Chief Executive Officer of Hunt Capital Group, Inc. since 1993. Mr. Holland currently serves on the board of directors of prosofttraining.com Inc. He has been a director of TCBI since June 1999.

         WALTER (BO) W. MCALLISTER, III has served as Chairman of the board of directors of Texas Insurance Agency, Inc., a property and casualty insurance agency, since 1992. He currently also serves as a trustee for 11 mutual funds managed by US Global Investors. He has been a director of TCBI since June 1999.

         LEE ROY MITCHELL has served as Chairman and Chief Executive Officer of Cinemark USA, Inc. since 1985 and serves as an executive officer for many of its subsidiaries. He has been a director of TCBI since June 1999.

         MARSHALL B. PAYNE is currently Managing Partner of the Private Equity Group of Cardinal Investment Company, Inc. and has served as Vice President of Cardinal since July 1983. Mr. Payne is also Chairman of the board of directors of Express Foods Group LLC. He also currently serves on the board of directors of LBP, Inc., ACE Cash Express, Inc., Restoration Hardware, Inc. and various private companies. He has been a director of TCBI since June 1999.

         JOHN C. SNYDER is Chairman of Snyder Operating Company. From 1978 to 1999, he served as Chairman and Chief Executive Officer of Snyder Oil Corporation, a predecessor of Santa Fe Snyder Corporation where he served as Chairman of the board of directors through May 2000. He also currently serves as a director of SOCO International plc, a UK oil and gas exploration company. He has been a director of TCBI since June 1999.

         THEODORE H. STRAUSS is a Senior Managing Director of Bear Stearns & Co., Inc. Mr. Strauss also serves on the board of directors of Hollywood Casino Corporation, Clear Channel Communications, Inc. and Sizeler Property Investors, Inc. He has been a director of TCBI since June 1999.

         JAMES R. ERWIN is a nominee for a director of TCBI. He retired from Bank of America in June 2000 after a 30-year career in finance and banking that began at First National Bank in Dallas and continued through a series of acquisitions and mergers to his most recent role as Vice Chairman, Texas, and Senior Client Executive Southwest for Bank of America. In this position from 1995-2000, he was responsible for corporate banking, corporate finance, and investment banking in the Western half of the United States.

         IAN J. TURPIN is a nominee for a director of TCBI. He has served as President and Director of The LBJ Holding Company and various Johnson family affiliates since 1992, which are involved in broadcasting, real estate related, private equity investments and managing diversified investment portfolios. Prior to moving to Texas from Toronto, Canada to assume these responsibilities, he had an 18-year banking career specializing in international banking, which included extensive management and financial experience as an executive with several multi-national banks.

REQUIRED VOTE, RECOMMENDATION

         To elect a nominee, a plurality of the holders of the shares present or represented at the meeting must be voted FOR that nominee with respect to each director position. The board of directors recommends a vote FOR the election of each of the nominees.


                                  OTHER MATTERS

         We do not currently know of any other matters that may come before the annual meeting. However, if any other matters are properly presented at the annual meeting, the proxy holders will vote your proxy in their discretion on such matters.


                       MEETINGS OF THE BOARD OF DIRECTORS

         The business of TCBI is managed under the direction of the board of directors. The board meets on a regularly scheduled basis to review significant developments affecting the company and to act on matters requiring board approval. It also holds special meetings when an important matter requires board action between scheduled meetings. The board met five times during the year ended December 31, 2000. With the exception of John C. Snyder, all members of the board of directors participated in at least 75% of all board meetings and their respective committee meetings during 2000.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The board had three standing committees during 2000. The executive committee serves as the nominating committee.

         o EXECUTIVE COMMITTEE. The Executive Committee has the power to act on behalf of the board and to direct and manage the business and affairs of TCBI whenever the board is not in session. Committee members are Theodore H. Strauss (Chairman), Joseph M. Grant (Ex-officio), John C. Goff, James R. Holland, Jr., Marshall B. Payne and R. Drayton McLane, Jr. (resigned from the board in June 2000). During 2000, the Executive Committee met four times.

         o AUDIT COMMITTEE. The Audit Committee reviews the professional services and independence of the company's independent auditors and its accounts, procedures and internal controls. The Audit Committee recommends to the board the firm selected to be our independent auditors and monitors the performance of such firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent auditors our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on TCBI that may be brought to its attention by management, the independent auditors or the board, and evaluates all of our public financial reporting documents. Committee members are Walter W. (Bo) McAllister III (Chairman), Gregg L. Engles (resigned in January 2001) and James R. Holland, Jr. During 2000, the Audit Committee met five times.

         o COMPENSATION COMMITTEE. The Compensation Committee reviews and approves salaries and bonuses for officers and key employees of TCBI. Committee members are Frederick B. Hegi, Jr. (Chairman), John C. Goff, Lee Roy Mitchell and John C. Snyder. During 2000, the Compensation Committee met three times.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information as of March 31, 2001 concerning the beneficial ownership of each class of common stock by: (a) each director, director nominee and executive officer, (b) each person we know to beneficially own more than 5% of the issued and outstanding shares of a class of common stock, and (c) all of our executive officers and directors as a group. The persons named in the table have sole voting and investment power with respect to all shares they owned, unless otherwise noted.



                                             Number of Shares of     Percent of Shares
                                                 common stock         of common stock
Name(1)                                       Beneficially Owned      Outstanding(2)
--------                                     -------------------      ---------------
Joseph M. (Jody) Grant                            399,793(3)              4.4%
Raleigh Hortenstine III                           193,333(4)              2.1%
George F. Jones, Jr.                              122,724(5)              1.3%
John C. Goff                                      448,372(7)              4.9%
Frederick B. Hegi, Jr.                            104,759(8)              1.2%
James R. Holland, Jr.                             237,518(9)              2.6%
Gregory B. Hultgren                                67,000(6)                *
Walter W. (Bo) McAllister III                      20,750(12)               *
Lee Roy Mitchell                                  106,109(10)             1.2%



                                             Number of Shares of     Percent of Shares
                                                 common stock         of common stock
Name(1)                                       Beneficially Owned      Outstanding(2)
--------                                     -------------------      ---------------
Marshall B. Payne                                  42,966(12)               *
John C. Snyder                                    120,666(12)             1.3%
Theodore H. Strauss                                82,817(11)               *
Ian Turpin                                          5,000                   *
All 14 officers and directors as a group        1,951,807                21.5%

----------

*        Less than 1% of the issued and outstanding shares of the class.

(1) Unless otherwise stated, the address for each person in this table is 2100 McKinney Avenue, Suite 900, Dallas, Texas 75201.

(2) Based upon 9,091,020 shares of voting common stock issued and outstanding as of March 31, 2001.

(3) Includes 7,000 shares that may be acquired upon exercise of options. Also includes 56,604 shares that, pursuant to an agreement among our founders, TCBI has the option to purchase if Mr. Grant ceases to be employed by TCBI before December 10, 2001.

(4) Includes 114,800 shares held by Hortenstine Family Investments, L.P., of which Mr. Hortenstine is the General Partner, and 43,333 shares that may be acquired upon exercise of options. Also includes 7,111 shares that, pursuant to an agreement among our founders, TCBI has the option to purchase if Mr. Hortenstine ceases to be employed by TCBI before December 10, 2001.

(5) Includes 101,459 shares held by G & M Partners Ltd., of which Mr. Jones is the Managing General Partner, and 10,000 shares that may be acquired upon exercise of options. Also includes 12,800 shares that, pursuant to an agreement among our founders, TCBI has the option to purchase if Mr. Jones ceases to be employed by TCBI before December 10, 2001.

(6) Includes 51,800 shares held by Mr. Hultgren and Rose M. Hultgren, his wife, as tenants in common, 8,000 shares that may be acquired upon exercise of options and 4,000 shares that may be acquired upon exercise of options held by Ms. Hultgren. Also includes 5,831 shares that, pursuant to an agreement among our founders, TCBI has the option to purchase if Mr. Hultgren ceases to be employed by TCBI before December 10, 2001.

(7) Shares held by Goff Moore Strategic Partners, L.P., of which Mr. Goff is the managing principal. Includes 2,000 shares that may be acquired upon exercise of options that are issued in Mr. Goff's name.

(8) Includes 68,566 shares held Valley View Capital Corp. Retirement Savings Trust for the benefit of Dr. Hegi and 12,126 shares held by the F.B. Hegi Trust of which Dr. Hegi is the beneficiary. Includes 2,000 shares that may be acquired upon exercise of options that are issued in Mr. Hegi's name.

(9) Shares held by Hunt Capital Partners, L.P. of which Mr. Holland is President and Chief Executive Officer. Includes 2,000 shares that may be acquired upon exercise of options that are issued in the name of Hunt Capital Growth, L.P.

(10) Shares held by T & LRM Family Partnership Ltd. Mr. Mitchell is the Chief Executive Officer of PBA Development, Inc., the general partner of T & LRM. Includes 2,000 shares that may be acquired upon exercise of options that are issued in Mr. Mitchell's name.

(11) Includes 47,000 shares held by the Theodore H. Strauss 1999 Irrevocable Trust Agreement of which Mr. Strauss is the beneficiary. Includes 2,000 shares that may be acquired upon exercise of options.

(12)     Includes 2,000 shares that may be acquired upon exercise of options.

         In addition to the voting common stock, we have also issued a class of nonvoting common stock entitled Series A-1 Nonvoting Common Stock. As of March 31, 2001, there were 406,128 shares of

Series A-1 Nonvoting Common Stock issued and outstanding, all of which were held by Goff Moore Strategic Partners, L.P.


                             DIRECTORS' COMPENSATION

         Directors do not receive any cash fees for attending meetings. Each director was awarded options to purchase 2,000 shares of TCBI common stock during the first quarter of 2001. The options are exercisable at $14.50 per share. Directors are reimbursed for their travel and reasonable out-of-pocket expenses incurred by them in performing their duties.


                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee has the following goals for compensation programs impacting the executive officers of TCBI and the Bank:

         o to provide motivation for the executive officers and to enhance stockholder value by linking their compensation to the value of common stock,

         o   to retain the executive officers who have led TCBI and the Bank,

         o to allow TCBI and the Bank to attract high quality executive officers in the future by providing total compensation opportunities consistent with those provided in the industry and commensurate with TCBI's and the Bank's level of performance, and

         o to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

         The executive compensation package available to executive officers is composed of (a) base salary, (b) annual bonus awards, and (c) long-term incentive compensation, including options and stock awards. None of TCBI's or the Bank's executive officers has employment agreements.

         BASE SALARY. In determining salary levels, the Compensation Committee considers the entire compensation package for executive officers, including the equity compensation provided under stock plans. We intend for the salary levels to be consistent with competitive practices of comparable institutions and each executive's level of responsibility. The Compensation Committee determines the level of any salary increase to take effect at the beginning of each fiscal year after reviewing (a) the qualifications, experience and performance of the executive officers, (b) the compensation paid to persons having similar duties and responsibilities in other institutions, and (c) the size of the bank and the complexity of its operations. The Compensation Committee consulted a survey of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions.

         ANNUAL BONUS AWARDS. In determining bonus awards, the Compensation Committee considers the entire compensation package of the executive officers. The bonus awards are intended to be consistent with each executive officer's level of responsibility and with the competitive practices of comparable financial institutions. The Compensation Committee did not meet during the year to determine bonus compensation because the board determined not to pay any bonuses to our executive officers during 2000.

         LONG TERM INCENTIVE COMPENSATION. We maintain the Texas Capital Bancshares, Inc. 1999 Omnibus Stock Plan under which employees may receive discretionary grants and awards as determined and awarded solely in the discretion of the Compensation Committee and approved by the full board. The

Compensation Committee believes that stock ownership is a significant incentive in aligning the interests of employees and stockholders and building our stockholders' wealth.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. After taking into consideration the factors discussed above, the Compensation Committee entered into a deferred compensation agreement with Mr. Grant providing him a base salary of $275,000 for 2000, payable to Mr. Grant in shares of common stock of TCBI. Pursuant to the timely deferral election by Mr. Grant, as evidenced by a duly executed deferred compensation agreement, these shares were placed in a grantor trust of which he is the beneficiary. Pursuant to the terms of the deferred compensation agreement and grantor trust, these shares shall remain general assets of TCBI, subject to the claims of TCBI's general creditors and constitute an unfunded, unsecured promise to pay such compensation to Mr. Grant at a designated future time. Beginning in January 2001, Mr. Grant is not deferring any portion of his salary. Consistent with 2000, his base salary is $275,000.

         This report is submitted by the members during 2000 of the Compensation
Committee:

                                             Frederick B. Hegi, Jr.
                                             John C. Goff
                                             Lee Roy Mitchell
                                             John C. Snyder

SUMMARY COMPENSATION TABLE

         The following table shows, for the years ending December 31, 2000, 1999 and 1998, the cash compensation paid and other compensation paid or accrued to the Chief Executive Officer and three other executive officers of TCBI who earned and/or received a salary and bonus in excess of $100,000 (the "Named Executives").


                                                                                                            PAYOUTS
                                                                                                    --------------------------
                                                                                     OTHER           SECURITIES
                                                                                     ANNUAL          UNDERLYING     ALL OTHER
NAME AND                                                                            COMPEN-           OPTIONS/       COMPEN-
PRINCIPAL POSITION                         YEAR       SALARY($)        BONUS         SATION             SARS         SATION
----------------------                     ----      -----------      --------      ----------      -----------    -----------
JOSEPH M. (JODY) GRANT                     2000      $ 12,000(1)      $      0      $      0                0      $  4,230(3)
   Chairman and Chief Executive            1999      $  6,500(1)      $      0      $      0                0      $  5,976(3)
   Officer of TCBI                         1998      $      0         $      0      $      0           35,000      $      0

RALEIGH HORTENSTINE III                    2000      $250,000         $      0      $  7,200(2)             0      $  4,375(3)
   President of TCBI                       1999      $251,800         $      0      $      0                0      $  4,377(3)
                                           1998      $      0         $ 62,500      $      0           75,000      $      0

GREGORY B. HULTGREN                        2000      $140,000         $      0      $  7,200(2)             0      $      0
   Executive Vice President and            1999      $144,200         $      0      $  7,200(2)             0      $      0
   Chief Financial Officer of TCBI         1998      $      0         $ 35,000      $      0           20,000      $      0

GEORGE F. JONES, JR.                       2000      $225,000         $      0      $  7,200(2)             0      $  6,796(3)
   President and Chief Executive           1999      $229,200         $      0      $  7,200(2)             0      $  6,106(3)
   Officer of the Bank                     1998      $      0         $ 37,500      $      0           25,000      $      0

----------

(1) Mr. Grant has entered into a deferred compensation agreement with TCBI that allows TCBI to pay Mr. Grant in shares of common stock of TCBI.

(2)  Represents amounts paid to reimburse automotive expenses.

(3)  Represents amounts paid for dues to certain country clubs.


FISCAL YEAR-END OPTION/SAR VALUES

         We did not grant any options to the Named Executives during 2000. The Named Executives did not exercise any of their options during 2000. The following table sets forth the number and value of options that the Named Executives owned as of March 31, 2001:



                                            NUMBER OF SECURITIES UNDERLYING             VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS/SARS               IN-THE-MONEY OPTIONS/SARS
                  NAME                             AT FISCAL YEAR-END                   AT FISCAL YEAR-END(1)
-----------------------------------         -------------------------------           --------------------------
Joseph M. (Jody) Grant                                35,000(2)                                $ 70,000
Raleigh Hortenstine III                               75,000(3)                                $220,500
Gregory B. Hultgren                                   20,000(2)                                $ 40,000
George F. Jones, Jr.                                  25,000(2)                                $ 50,000

----------

(1) Value of options based on a fair market value per share of $14.50, which is based upon the most recent private sales of common stock.

(2) Options issued on October 1, 1998 of which two-fifths are currently exercisable and one-fifth vests on each of October 1, 2001, 2002 and 2003 with an exercise price of $12.50 per share.

(3) Includes 25,000 options issued on October 1, 1998 of which 10,000 options are currently exercisable and 5,000 options vest on each of October 1, 2001, 2002 and 2003 with an exercise price of $12.50 per share; and 50,000 options issued in lieu of founder's shares on July 1, 1998 of which 33,333 options are currently exercisable and 16,667 options vest on July 1, 2001 with an exercise price of $11.09 per share.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the executive officers of TCBI or the Bank serves on the Compensation Committee of the board of directors of TCBI or any compensation committee of any other company.

INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

         In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to the Bank's and TCBI's officers, directors and employees. The Bank makes all loans to executive officers and directors in the ordinary course of business, on substantially the same terms as those with other customers.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. We are not aware of any report that need be filed by any officer, director or 10% stockholder that was not timely filed during 2000.


                              INDEPENDENT AUDITORS

         We have selected Ernst & Young LLP as independent auditors to examine our accounts for 2000. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to answer appropriate questions.


                             ADDITIONAL INFORMATION

STOCKHOLDER NOMINEES FOR DIRECTOR FOR THIS ANNUAL MEETING

         You may submit proposals for nominees for our board of directors in accordance with Article II, Section 9 of our bylaws. If you would like to submit a nomination for director to be considered at this annual meeting, you must deliver notice of any director nominations to us no later than the close of business on April 22, 2001. Director nominations should be directed to:

                         Texas Capital Bancshares, Inc.
                         2100 McKinney Avenue, 9th Floor
                               Dallas, Texas 75201
                                 Attn: Secretary

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING HELD IN 2002

         In accordance with Article II, Section 10 of our bylaws, stockholder proposals for the 2002 Annual Meeting of Stockholders must be received by November 21, 2001 to be considered for inclusion in the proxy statement and proxy for the 2002 Annual Meeting. Proposals should be directed to:

                         Texas Capital Bancshares, Inc.
                         2100 McKinney Avenue, 9th Floor
                               Dallas, Texas 75201
                                 Attn: Secretary

ANNUAL REPORT

         Our Annual Report on Form 10-K accompanies this proxy statement.

                                         By order of the board of directors,

                                         /s/ LARRY A. MAKEL

                                         Larry A. Makel
                                         Secretary

Dallas, Texas
April 10, 2001

                                 REVOCABLE PROXY
                         TEXAS CAPITAL BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS


                                  May 10, 2001
                                    5:00 P.M


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph M. Grant and Raleigh Hortenstine III, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Texas Capital Bancshares, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders, on Thursday, May 10, 2001 at 5:00 p.m. in the offices of Texas Capital Bank, National Association at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201, and at any and all adjournments thereof, as set forth below.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the nominees for directors specified. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their discretion. At the present time, the board of directors knows of no other business to be presented at the annual meeting.



                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[X]  Please mark your votes as indicated


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                    EACH OF THE LISTED NOMINEES FOR DIRECTOR.

Election of Directors of All Nominees Listed (except as marked to the contrary below).

[ ]  FOR          [ ]  VOTE WITHHELD

James R. Erwin             James R. Holland, Jr.            Marshall B. Payne
John C. Goff               Raleigh Hortenstine III          John C. Snyder
Joseph M. (Jody) Grant     George F. Jones, Jr.             Theodore H. Strauss
Frederick B. Hegi, Jr.     Walter W. (Bo) McAllister III    Ian J. Turpin
                           Lee Roy Mitchell


INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name below:



--------------------------------------------------------------------------------


PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

The undersigned acknowledges receipt from Texas Capital Bancshares, Inc. prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders dated April 10, 2001, a Proxy Statement dated April 10, 2001, and the Annual Report on Form 10-K for the year ended December 31, 2000.




---------------------------------------------          -------------------------
Signature of Stockholder                               Date



---------------------------------------------          -------------------------
Signature of Stockholder                               Date

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE LABEL ON THE REVERSE SIDE OF THIS CARD. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.